PRELIMINARY COPY
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[x] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          BARRINGER LABORATORIES, INC.
 ................................................................................
                (Name of Registrant as Specified In Its Charter)

 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:
 ................................................................................
         (2) Aggregate number of securities to which transaction applies:
 ................................................................................
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
 ................................................................................
         (4) Proposed maximum aggregate value of transaction:
 ................................................................................
         (5) Total fee paid:
 ................................................................................
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:
 ................................................................................
          (2)  Form, Schedule or Registration Statement No.:
 ................................................................................
          (3)  Filing Party:
 ................................................................................
          (4)  Date Filed:
 ................................................................................

                                                                PRELIMINARY COPY

                          BARRINGER LABORATORIES, INC.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

     Notice is hereby given that a Special Meeting of Stockholders of Barringer Laboratories, Inc. (the "Company"), a Delaware corporation, will be convened at 10:00 a.m., mountain standard time, on March 29, 2000, at 15000 West 6th Avenue, Suite 300, Golden, Colorado 80401, for the following purposes:

     1. To amend the Company's Certificate of Incorporation, as amended, to increase the authorized number of shares of Common Stock from 10,000,000 to 50,000,000; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on March 3, 2000 will be entitled to vote at the meeting.


                           --------------------------

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES MAY BE VOTED AT THE MEETING. IF YOU ATTEND THE MEETING YOU CAN REVOKE YOUR PROXY AND VOTE IN PERSON. YOUR VOTE IS IMPORTANT.
                           --------------------------

                                          By Order of the Board of Directors:

                                          BARRINGER LABORATORIES, INC.

Golden, Colorado
March 15, 2000                            By: /s/ J. Graham Russell
                                             -----------------------------------
                                             J. Graham Russell, President

                                                                PRELIMINARY COPY


                          BARRINGER LABORATORIES, INC.
                       15000 West Sixth Avenue, Suite 300
                             Golden, Colorado 80401

                                 PROXY STATEMENT

                         Special Meeting of Stockholders
                            To Be Held March 29, 2000

                                   IN GENERAL

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Barringer Laboratories, Inc. (the "Company"), to be used at the Special Meeting of Stockholders (the "Meeting") to be held on March 29, 2000, at 15000 West 6th Avenue, Suite 300, Golden, Colorado 80401, at 10:00 a.m., mountain standard time, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. The enclosed material was sent on or about March 15, 2000 to stockholders of the Company.

     A proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company at its above address or by a subsequently executed proxy. Stockholders may vote their shares in person if they attend the Meeting, even if they have executed and returned a proxy. If no instructions are indicated on the proxy, the shares will be voted at the Meeting in favor of amending the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock. The matters to be brought before the Meeting are to consider and vote upon an increase in the number of authorized Common Stock from 10,000,000 shares to 50,000,000 shares, and the transaction of such other business as may come before the Meeting.

     Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited by mail, and, in addition, directors, officers and regular employees of the Company (who will not receive any additional compensation) may solicit proxies personally, by telephone or by special correspondence. The Company will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of the Company's common stock.

                                VOTING SECURITIES

     Only stockholders of record of the Company's common stock at the close of business on March 3, 2000 will be entitled to vote at the Meeting. On that date, there were issued and outstanding 6,803,180 shares of the Company's common stock, the only class of voting securities of the Company. Each share of common stock is entitled to one vote per share. A majority of the number of the outstanding shares of common stock will constitute a quorum for the transaction of business at the Meeting.

     The following table sets forth information as of March 3, 2000, concerning record common stock ownership by beneficial owners of 5% or more of the Company's common stock and the officers and directors of the Company. All ownership is direct unless otherwise indicated:

                               Name and
                               Address of                     Number of Shares                Percent of
Title of Class             Beneficial Owner                   of Common Stock                    Class
--------------             ----------------                   ----------------                ----------
Common Stock,              J. Graham Russell                      455,308                         6.6%
$.01 par value             15000 W. Sixth Avenue
                           Suite 300
                           Golden, CO 80401

Common Stock,              R. Scott Asen                        2,465,029(a)                     35.9%
$.01 par value             Asen and Co., Inc.
                           224 East 49th Street
                           New York, NY 10017

Common Stock,              J. Francis Lavelle                   1,449,635(b)                     21.8%
$.01 par value             18 Kings Hwy. North
                           Westport, CT 06880

Common Stock,              C.F. Wasser, III                       176,438(c)                      2.6%
$.01 par value             12290 Chinchilla Court
                           Rosemont, MN 55068

Common Stock,              All Officers and Directors           4,576,410(a)(b)(c)               67.0%
$.01 par value             as a group (four persons)

------------

(a) Includes 859,700 shares of common stock held in accounts managed by Mr. Asen. He disclaims beneficial ownership of the shares in these accounts.
(b)  Includes presently exercisable warrants relating to 50,469 shares.
(c)  Includes 10,000 shares underlying presently exercisable stock options.

Certain Transactions


     Beginning in October, 1999, the Company has issued convertible promissory notes in the aggregate principal amount of $500,000 to certain of the Company's existing stockholders, all of who are existing executive officers and directors. The notes allow the Company the right, at its sole option, to convert the balance of each note to shares of its common stock at a conversion price of $.06 per share. To convert each note to shares of common stock, the Company must first amend its Certificate of Incorporation to provide for the increase in the number of authorized, but unissued shares of its common stock. This matter is discussed in more detail under Proposal 1 (Amendment of the Company's Certificate of Incorporation, as Amended, to Increase the Authorized Number of Shares of Common Stock) of these proxy materials.




                                   PROPOSAL 1
                    AMENDMENT OF THE COMPANY'S CERTIFICATE OF
                   INCORPORATION, AS AMENDED, TO INCREASE THE
                   AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

     The Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), authorized the issuance of 10,000,000 shares of Common Stock, $.01 par value, and 1,000,000 shares of Preferred Stock, $2.00 par value. On October 18,1999 , the Board of Directors of the Company approved an amendment to the Certificate of Incorporation to increase the authorized number of shares of Common Stock from 10,000,000 to 50,000,000 and to submit the proposed amendment to the Stockholders at the Meeting. If approved by the stockholders, the first paragraph of Article FOURTH of the Company's Certificate of Incorporation, as amended, would read in its entirety as follows:

          "FOURTH: The total number of shares which the Corporation shall have the authority to issue is Fifty One Million shares of which Fifty Million (50,000,000) shares shall be Common Stock, par value $.01 per share (the "Common Stock"), and One Million (1,000,000) shares shall be Preferred Stock, par value $2.00 per share (the "Preferred Stock")."

     The general purpose and effect of the proposed amendment to the Company's Certificate of Incorporation will be to authorize 40,000,000 additional shares of Common Stock. The Board of Directors believes that it is prudent to have the additional shares of Common Stock available for general corporate purposes, including payment of stock dividends, stock splits or other recapitalizations, acquisitions, equity financings, and grants of stock options. The Common Stock of the Company does not have pre-emptive rights.

     A specific and immediate plan has been approved by the Board of Directors to sell, upon approval of the proposed amendment to the Company's Certificate of Incorporation, as amended, up to 8,333,333 shares of Common Stock at a price equal to $.06 per share to certain existing stockholders, all of whom are existing executive officers and directors, of the Company (consideration, in the aggregate, of up to $500,000). The proceeds of the such sales of Common Stock is necessary for the immediate and anticipated cash flow needs of the Company. Because existing stockholders are not entitled to pre-emptive rights, the Board of Directors does not intend to afford current stockholders the opportunity to purchase shares of Common Stock in connection with such sales. Based on previous sales of the Company's Common Stock, the Board of Directors has concluded that an attempt to afford all stockholders the present opportunity to purchase shares of Common Stock would not be widely accepted. Accordingly, the Board of Directors has concluded that any such attempt would be largely an inefficient use of the Company's strained human and financial resources. Because such sales of Common Stock at $.06 per share is for an amount that is less than the presently existing book value of the Company's Common Stock, stockholders not participating will experience dilution in book value per share, as well as in their percentage of Company ownership.

     There are presently 6,803,180 shares of Common Stock outstanding and, accordingly, only 3,196,820 shares of authorized but unissued shares of Common Stock. The Company has immediate plans to sell up to 8,333,333 additional shares of Common Stock at $.06 per share, for total consideration of up to $500,000.
Until the stockholders approve the proposed amendment to the Company's Certificate of Incorporation, as amended, the Company has raised $500,000 through the issuance of convertible notes to those persons who subscribed to purchase shares of the Company's Common Stock at $.06 per share. Mr. R. Scott Asen, Mr. J. Francis Lavelle and Mr. J. Graham Russell have advanced funds to the Company pursuant to the terms of the convertible notes in the amounts of $420,000, $60,000 and $20,000, respectively. Each convertible note has a maturity date of one year and requires the payment of interest on the balance of the note only in the event that the note is not converted to shares of Common Stock by the maturity date. The obligations of the Company to pay amounts under each note in the event the notes are not converted to Common Stock as therein provided is secured by assets of the Company. The Company, at its sole option, has the right to convert the balance of each convertible note to shares of its Common Stock at a conversion price of $.06 per share of Common Stock. The Company has committed itself under terms on the convertible notes to take all reasonable action to increase the authorized and unissued shares of Common Stock so that it is in a position to convert the notes to shares of Common Stock as soon as reasonably practicable. The Company anticipates that it will be in a position to convert the notes as a result of receiving stockholder approval of the proposed amendment to its Certificate of Incorporation, as amended. Accordingly, the Company plans to convert each note issued to shares of Common Stock soon following the Special Meeting.

     Although there are no current plans by the Board of Directors to issue the remaining shares of Common Stock after such sales, it is anticipated that the Company will in the near future have to raise at least an additional $200,000 for anticipated cash flow needs of the Company. It is contemplated that this amount would be raised by selling Common Stock at $.06 per share or, in the event that the Company's Certificate of Incorporation has not yet been amended to increase the number of its authorized but unissued shares of Common Stock, by issuing convertible notes in the amount of $200,000 with terms similar to those discussed above. It is contemplated that such Common Stock or convertible notes would, again, be sold to certain of the Company's existing stockholders, including executive officers and directors. Moreover, it is anticipated that the authorization of additional shares of Common Stock will provide the Board of Directors flexibility in meeting the future capitalization needs of the Company.

     The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting will be required to approve the amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock from 10,000,000 shares to 50,000,000 shares.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 1 TO AMEND THE CERTIFICATE OF INCORPORATION, AS AMENDED, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                              STOCKHOLDER PROPOSALS

     Any appropriate proposal submitted by a stockholder of the Company and intended to be presented at the 2001 annual meeting of stockholders must be received by the Company by December 31, 2000, to be included in the Company's proxy statement and related proxy for such annual meeting. Such proposals should be directed to the Secretary of the Company.

                                  OTHER MATTERS

     The Company knows of no other matters to be brought before the Special Meeting, but if other matters come before the Meeting, it is the intention of the persons named in the solicited proxy to vote such proxy in accordance with their judgment.

     No compensation will be paid to any person in connection with solicitation of proxies. Brokers, banks, etc., will be reimbursed for out-of-pocket and reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Company's common stock. Special solicitation of proxies may in certain instances be made personally or by telephone by officers and employees of the Company and by employees of certain banking and brokerage houses. All expenses, estimated to be normal in connection with this solicitation, will be borne by the Company. Votes will be counted manually. Abstentions will be noted, and will be counted as present for purposes of a quorum. Broker non-votes will not be counted for purposes of a quorum.


                                          BY ORDER OF THE BOARD OF DIRECTORS:

                                          BARRINGER LABORATORIES, INC.

Golden, Colorado
March 15, 2000                            By: /s/ J. Graham Russell
                                             -----------------------------------
                                             J. Graham Russell, President

PROXY                                                                      PROXY
                          BARRINGER LABORATORIES, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned stockholder of Barringer Laboratories, Inc. acknowledges receipt of the Notice of Special Meeting of Stockholders, to be held on March 29, 2000, at 15000 West 6th Avenue, Suite 300, Golden, Colorado 80401, at 10:00 a.m., mountain standard time, and hereby appoints J. Graham Russell or __________________, or either of them, each with the power of substitution, as attorneys and proxies to vote all the shares of the undersigned at said Special Meeting and at all adjournments thereof, hereby ratifying and confirming all that said attorneys and proxies may do or cause to be done by virtue hereof. The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as follows:

     1. To approve the amendment to the Certificate of Incorporation, as amended, to increase the Company's authorized common stock from 10,000,000 to 50,000,000 shares.

          FOR [ ]           AGAINST [  ]              ABSTAIN [  ]

     2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

         Dated this ______ day of ________________, 2000.



                                        -------------------------------
                                        Signature

                                        -------------------------------
                                        Signature

                                        Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

                                        Please sign, date and return this proxy immediately.

                                        NOTE: Securities dealers please state the number of shares voted by this proxy

                                        --------------.